EXHIBIT 10.4
















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             1997 MANAGEMENT, EMPLOYEE AND AGENTS STOCK COMPENSATION
             -------------------------------------------------------
                                 AND AWARDS PLAN
                                 ---------------

                            NORTHWOOD SERVICES, INC.


1. Purpose of the Plan.
-----------------------

     This Management, Employee and Agents Stock Compensation Plan is intended to further the growth and advance the best interest of Northwood Services, Inc., a Pennsylvania corporation (the "Company"), and Affiliated Corporations, by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company and Affiliate Corporations. This Plan provides for stock compensation through the award of the Company's Common Stock, as a bonus or in lieu of cash compensation for services rendered.

2. Definitions.
---------------

     Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth in this section:

     a.   "Act" means the U.S. Securities Act of 1933, as amended.

     b.   "Affiliated Corporation" means any Parent or Subsidiary.

     c. "Award" means any grant of Common Stock made under this Plan, as a bonus, or in lieu of cash compensation for services rendered.

     d.   "Board of Directors" means the Board of Directors of the Company.

     e.   "Code" means the Internal Revenue Code of 1986, as amended.

     f. "Common Stock" or "Common Shares" means the common stock, $.001 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

     g. "Date of Grant" means the day the Board of Directors authorizes the grant of an Award or such later date as may be specified by the Board of Directors as the date a particular Award will become effective.

     h. "Employee" means any person or entity that renders bona fide services to the Company, including, without limitation, (i) a person employed


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          by the Company or an Affiliate Corporation in a key capacity;  (ii) an officer or director of the Company or an Affiliate Corporation; (iii) a person or company engaged by the Company or an Affiliate Corporation as a consultant or advisor; or (iv) a lawyer, law firm, accountant or accounting firm, engaged by the Company or an Affiliate Corporation.

     i. "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

     j. "Participant" or "recipient" means an Employee Management or Agent to whom an Award of Plan Shares has been made.

     k. "Plan Shares" means shares of Common Stock from time to time subject to this Plan.

     l. "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

3. Effective Date of the Plan.
------------------------------

     The effective date of this Plan is January 1, 1997. No Plan Shares hereunder may be issued after December 31, 1999.

4. Administration of the Plan.
------------------------------

     The Board of Directors will be responsible for the administration of this Plan, and acting as an Awards Committee, will grant Awards under this Plan, Subject to the express provisions of this Plan, the Board of Directors shall have full authority and sole and absolute discretion to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive Plan Shares shall rest in the sole discretion of the Board of Directors, subject to the provisions of this Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent it shall deem necessary to carry it into effect. Any decision made, or action taken, by the Board of Directors arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive. The Board of Directors may appoint a compensation committee from among the members of the full Board of Directors to administer this Plan.

5. Stock Subject to the Plan.
-----------------------------

     The maximum number of Plan Shares as to which Awards may be granted under this Plan is 200,000 shares.

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6. Persons Eligible to Receive Awards.
--------------------------------------

     There shall be three classes of awards:

     1) Officers & Directors

          a) The awards committee shall as of December 30 each year, make stock awards to each officer and director based upon 1% of the gross revenues of the company divided by the then current market bid price per share of common stock as quoted by NASDAQ or other quotation;

          b) In the event certain officers or directors are instrumental in obtaining, finding, and negotiating an acquisitions for the company, the awards committee shall award shares in the year of the acquisition as a bonus to such officers or directors in an amount equal to 1% of the acquisition value, or 1% of the shares issued for the acquisition.

     2) Management

     The awards committee shall, as of December 30 each year make stock awards to management deemed deserving by the awards committee at its sole discretion based upon performance of the person during the year. The guideline shall be: Up to 2.5% of the Employees salary or contractual income may be awarded as a bonus.

     3) Non-Management Employees and Agents

     The awards committee shall as of December 30 each year make stock awards to non management employees and agents deemed deserving, by the awards committee at its sole discretion based upon the performance of the employee or agent during the year.

     In the event of termination of an employee or agent for cause, no awards shall be made. In the event of termination due to health, sale of a unit, reorganization, or voluntary separation, the awards committee shall consider the person's contribution to date of termination of employment, and may award stock to a terminated employee, or agent.

7. Grants of Awards.
--------------------

     Except as otherwise provided herein, the Board of Directors shall have complete discretion to determine when and to which Awards are to be granted, and the number of Plan Shares to be Awarded to each person. No grant will be made if, in the judgment of the Board of Directors, such a grant would constitute a public distribution with the meaning of the Act or the rules and regulations promulgated thereunder.

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8. Delivery of Stock Certificates.
----------------------------------

     As promptly as practicable after authorizing the grant of an Award, the Company shall deliver to the person who is the recipient of the award, a certificate or certificates registered in that person's name, representing the number of Plan Shares that were granted. Unless the Plan Shares have been registered under the Act, each certificate evidencing Plan Shares shall bear a legend to indicate that such shares represented by the certificate were issued in a transaction which was not registered under the Act, and may only be sold or transferred in a transaction that is registered under the Act or is exempt from the registration requirements of the Act.

9. Assignability.
-----------------

     No Award of Plan Shares may be assigned. Plan Shares may be assigned after such shares have been delivered, only in accordance with law and any transfer restrictions imposed at the time of Award.

10. Employment.
---------------

     Nothing in this Plan or in the grant of an Award shall confer upon any Employee or agent or person the right to continue in the employ of the Company or Affiliated Corporation nor shall it interfere with or restrict in any way the lawful rights of the Company or any Affiliated Corporation to discharge any Person at any time for any reason whatsoever, with or without cause.

11. Laws and Regulations.
-------------------------

     The obligation of the Company to sell and deliver Plan Shares on the grant of an Award under this Plan shall be subject to the condition that the Company be satisfied that the sale and delivery thereof will not violate the Act or any other applicable laws, rules or regulations.

12. Withholding of Taxes.
-------------------------

     If subject to withholding tax, the Company or any Affiliated Corporation may require that the Award Recipient concurrently pay to the Company the entire amount or a portion of any taxes which the Company or Affiliated Corporation is required to withhold by reason of granting an Award, in such amount as the Company or Affiliated Corporation in its discretion may determine. In lieu of part or all of any such payment, the Recipient may elect to have the Company or Affiliated Corporation withhold from the Plan Shares issued hereunder a sufficient number of shares to satisfy withholding obligations. If the Company or Affiliated Corporation becomes required to pay withholding taxes to any federal, state or other taxing authority as a result of the granting of an Award, and the Recipient fails to provide the Company or Affiliated Corporation with the funds with which to pay that withholding tax, the Company or Affiliated Corporation may withhold up to 50% of each payment of salary or bonus to the Recipient (which will be in addition to any required or permitted withholding), until the Company or Affiliated Corporation has been reimbursed for the entire withholding tax it was required to pay in respect of issuance of any Plan Shares.




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13. Reservation of Shares.
--------------------------

     The stock subject to this Plan shall, at all times, consist of authorized but unissued shares of Common Stock reacquired or held by the Company equal to the maximum number of shares the Company may be required to issue on the grant of Awards under this Plan, and such number of Common Shares hereby is reserved for such purpose. The Board of Directors may decrease the number of shares subject to this Plan, but not increase such number, except as a consequence of a stock split or other reorganization or recapitalization affecting all Common Shares.

14. Amendment and Termination of the Plan.
------------------------------------------

     The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person granted an Award under this Plan prior to that date. Otherwise, this Plan shall terminate on the earlier of the terminal date stated in Section 3 of this Plan or the date when all Plan Shares have been issued. The Board of Directors shall have absolute discretion to amend this Plan, subject to any limitations expressly set forth herein.

15. Delivery of Plan.
---------------------

     A copy of this Plan shall be delivered to all participants, together with a copy of the resolution or resolutions of the Board of Directors authorizing the granting of the Award and establishing the terms, if any of participation, prior to an Award of Plan Shares.

16. Liability.
--------------

     No member of the Board of Directors, any committee of directors, or officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

17. Miscellaneous Provisions.
-----------------------------

     The place of administration of the Plan shall be in the State of Pennsylvania, and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of such state.

     Without amending this Plan, the Board of Directors may issue Plan Shares to employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different form those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries.

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     All  expenses of  administering  this Plan and issuing Plan Shares shall be borne by the Company.

     By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 1997 Management, Employee and Agents Stock Compensation Plan of the Company.

         Dated:  ______________________.

                                           NORTHWOOD SERVICES, INC.


                                           BY:/s/ J. Harold Autenreith, Jr.
                                              ----------------------------------
                                                   Co-President
Attest:

By:/s/ Wendy West
   -----------------------------
       Secretary


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